SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of August 10, 2006

Series	Class
Non-Money Market Funds
JPMorgan Asia Equity Fund	A, Select, Institutional
JPMorgan Bond Fund	A, B, C, Select, Institutional, Ultra
JPMorgan California Tax Free Bond Fund	A, C, Select Institutional
JPMorgan Capital Growth Fund	A, B, C, Select
JPMorgan Disciplined Equity Fund	A, Select, Institutional, Ultra
JPMorgan Diversified Fund	A, B, C, Select, Institutional
JPMorgan Dynamic Small Cap Fund	A, B, C, Select
JPMorgan Emerging Markets Debt Fund Select,	A, C, R
JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional
JPMorgan Enhanced Income Fund	A, Select, Institutional
JPMorgan Strategic Income Fund (name change from JPMorgan Global Strategic Income Fund effective 6/16/06)	A, B, C, Select, Institutional, M
JPMorgan Growth and Income Fund	A, B, C, Select
Highbridge Statistical Market Neutral Fund	A, C, Select, Institutional
JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional
JPMorgan International Equity Fund	A, B, C, Select, Institutional, R
JPMorgan International Growth Fund	A, B

SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of August 10, 2006

JPMorgan International Opportunities Fund	A, B, Select, Institutional
JPMorgan International Small Cap Equity Fund	A, B, Select, Institutional
JPMorgan International Realty Fund	A, B, Select, R
JPMorgan International Value Fund	A, B, C, Select, Institutional
JPMorgan Intrepid America Fund	A, C, Select, R
JPMorgan Intrepid Multi Cap Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06)	A, C, Select
JPMorgan Intrepid European Fund	A, B, C, Select, Institutional
JPMorgan Intrepid Growth Fund	A, C, Select, R
JPMorgan Intrepid Long/Short Fund	A, C, Select
JPMorgan Intrepid Value Fund	A, C, Select, R
JPMorgan Japan Fund	A, B, C, Select
JPMorgan Market Neutral Fund	A, B, Institutional
JPMorgan Micro Cap Fund	A, C, Select, Institutional
JPMorgan Mid Cap Equity Fund	A, Select
JPMorgan New York Tax Free Bond Fund	A, B, C, Select Institutional
JPMorgan Real Return Fund	A, C, Select Institutional
JPMorgan Short Term Bond Fund	A, Select, Institutional
JPMorgan Small Cap Core Fund	Select
JPMorgan Small Cap Equity Fund	A, B, C, Select, R
JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional

SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of August 10, 2006

JPMorgan SmartRetirement 2010 Fund	A, C, Select, Institutional
JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional
JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional
JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional
JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional
JPMorgan Strategic Small Cap Value Fund	A, C, Select
JPMorgan Tax Aware Core Equity Fund	Select
JPMorgan Tax Aware Disciplined Equity Fund	Institutional
JPMorgan Tax Aware Diversified Equity Fund	Select
JPMorgan Tax Aware Enhanced Income Fund	A, Select, Institutional
JPMorgan Tax Aware International Fund	Select
JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional
JPMorgan Tax Aware Large Cap Growth Fund	Select
JPMorgan Tax Aware Large Cap Value Fund (to be renamed JPMorgan Equity Income II Fund as of 9/15/06)	Select
JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional
JPMorgan Tax Aware Short-Intermediate Income Fund	Select, Institutional
JPMorgan Tax Aware U.S. Equity Fund	A, B, C, Select, Institutional
JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, Ultra, R

SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of August 10, 2006

JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, Institutional, R
JPMorgan U.S. Small Company Fund	Select, Institutional
JPMorgan Value Advantage Fund	A, C, Select, Institutional
Money Market Funds
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve
JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE
JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve
JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE
JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Select, Cash Management
JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

B-4